UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 16, 2012


                               GLOBAL GREEN, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

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              Florida                                  333-174853                               20-1515998
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                  2820 Remington Circle, Tallahassee, FL 32308
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               (Address of Principal Executive Offices) (Zip Code)


                                 (850) 597-7906
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               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant.

In January 2013, Dr. Konky Sotomayor, DVM was appointed to the Board of Directors of Global Green, Inc. ("the Company") and appointed the Vice President of Research and Development. On August 15, 2012, Dr. Sotomayor was appointed the Chief Scientist of the Company.

Dr. Sotomayor is the developer of the Company's Salmogenics vaccine and has worked in private laboratory and development positions since 1979. He is a principal of Nutritional Health Industries Laboratories, LLC, the Company's majority shareholder. During the last 5 years he has focused primarily on the development of the Salmogenics vaccine with Nutritional Health Industries Laboratories, LLC.

He graduated with a Doctor of Veterinary Medicine and Zootechny in the Veterinary Medician Faculty from the State University of Guayaquil in Ecuador. He attended the International Science Program of the Lantanisbruk Universitet in Uppsala, Sweden in 1986.

                            SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On January 16, 2012, the Company made a press release announcing the appointment of Konky Sotomayor, DVM to the Company's Board of Directors. The text of the press release is attached hereto as Exhibit 99.1.

                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

In January 2013, Dr. Mehran Ghazvini, the Company's Chief Executive Officer and Chairman , advanced a total of $300,000 cash to the Company to support ongoing operations. At this time, the funds are payable on demand.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description

            99.1        Press Release, dated January 17, 2012


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                              GLOBAL GREEN, INC.




Date:  January 22, 2013              By:      /s/ Dr. Mehran P. Ghazvini, DC
                                         ------------------------------------
                                                  Dr.  Mehran P. Ghazvini, DC,
                                                       Chief Executive Officer